Exhibit 99.1

Peak Bio Co., Ltd. to List on NASDAQ Following

Successful Business Combination with Ignyte

Acquisition Corp.

Combined Company Scheduled to Commence Trading on NASDAQ Under the Ticker

Symbol “PKBO”

NEW YORK—(BUSINESS WIRE)— Peak Bio Co., Ltd. (“Peak Bio”), a clinical-stage biopharmaceutical company focused on developing the next-generation of therapeutics to treat oncology and inflammatory diseases, today announced the completion of its business combination (the “Business Combination”) with Ignyte Acquisition Corp. (Nasdaq: IGNY) (“Ignyte”), a special purpose acquisition company.

The transaction was approved at a special meeting of Ignyte’s stockholders held on October 25, 2022 (the “Special Meeting”). Ignyte’s stockholders also voted to approve all other proposals presented at the Special Meeting. Ignyte’s Board of Directors had previously approved the business combination and recommended that its stockholders vote in favor of it and all of the proposals relating to the Business Combination.

The combined company will operate under the name “Peak Bio, Inc.” (the “Combined Company”) under the direction of Hoyoung Huh, M.D., Ph.D., founder and Chairman, and Stephen LaMond, PharmD, MBA, Chief Operating Officer. Commencing at the open of trading on or about November 2, 2022, on NASDAQ, the Combined Company’s common stock and public warrants will trade under the new trading symbols “PKBO” and “PKBOW,” respectively.

“We believe that Peak Bio is now well positioned to succeed in the public markets and look forward to updating the entire investment community on our progress in our differentiated approach in both oncology and rare inflammatory diseases,” said Hoyoung Huh, M.D., Ph.D., Chairman and founder of Peak Bio.

About Peak Bio Co., Ltd.

Peak Bio Co., Ltd. is a clinical-stage biopharmaceutical company focused on developing therapeutics addressing significant unmet needs in the areas of oncology and inflammation. Peak Bio’s management team has a combined 50 years of industry experience in the areas of small molecules, antibodies, and antibody-drug-conjugates (ADC), forging successful companies that create differentiated cancer and immunological based therapeutics.

Peak Bio’s lead product candidate, PHP-303, is a 5th generation, small molecule, neutrophil elastase inhibitor currently awaiting initiation of a Phase II clinical study in the genetic orphan disease called Alpha1 anti-trypsin deficiency disorder (AATD). Interim Phase 2 clinical trial results are expected by the end of 2023. Peak Bio has successfully completed two Phase 1 clinical studies in human subjects: a single ascending dose trial (SAD) and a multiple ascending dose trial (MAD). The SAD and MAD PHP-303 clinical studies demonstrated a favorable safety profile and a dose was established for Peak Bio’s upcoming clinical trials.

Peak Bio’s cancer platform consists of novel payloads/toxins in conjunction with a developing antibody-drug-conjugates (ADC) pipeline to address a growing unmet need in cancer care. Peak Bio’s current ADC approach unites conventional and direct targeting of cancer cells with toxins while also engaging the immune system. The Peak Bio payload stimulates the immune system which in turn cooperates with cancer cell killing and leaves behind immune memory cells. In addition, the potential for immune reengagement when the cancer reoccurs could be an exciting and important advancement in cancer care with this dual mechanistic approach to cancer therapeutics. Peak Bio’s lead payload appears to be a poor substrate for multi-drug resistance (MDR) transporters which is a growing concern in the ADC field.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services and expectations regarding the proposed Business Combination between Peak Bio and Ignyte, including capital raised in connection with the Business Combination, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

(i) the effect of the announcement of the completion of the Business Combination on Peak Bio’s business relationships, operating results and business generally; (ii) risks that the transaction disrupts current plans and operations of Peak Bio; (iii) the outcome of any legal proceedings that may be instituted against Peak Bio related to the Business Combination; (iv) the ability to maintain the listing of Peak Bio’s securities on a national securities exchange; (v) changes in the competitive industries in which Peak Bio operates, variations in operating performance across competitors, changes in laws and regulations affecting Peak Bio’s business and changes in the combined capital structure; (vi) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (vii) the risk of downturns in the market and Peak Bio’s industry including, but not limited to, as a result of the COVID-19 pandemic; (viii) costs related to the transaction and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions; and (ix) risks and uncertainties related to Peak Bio’s business, including, but not limited to, those related to regulation, its supply chain, its limited operating history, highly competitive markets and competition, data privacy and cybersecurity, its ability to grow, its financial condition and potential dilution, its forecasts, expansion, intellectual property, current or future litigation, capital requirements and the need for additional capital, third-party manufacturers, and cybersecurity. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement and other documents filed by Peak Bio from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Peak Bio or the date of such information in the case of information from persons other than Peak Bio, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Peak Bio’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contacts

Stephen LaMond, PharmD., MBA

COO

Peak Bio, Inc.

+1-650-549-9103

steve.lamond@peak-bio.com

Hoyoung Huh, MD, PhD

Peak Bio, Inc.

+1-650-549-9103

hoyoung.huh@peak-bio.com

SOURCE Peak Bio, Inc.